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                                                                    EXHIBIT 4.1


                           SPECIMEN STOCK CERTIFICATE

                                  INNOVA LOGO

[NUMBER]                                                               [SHARES]



INCORPORATED UNDER THE LAWS                SEE REVERSE FOR DEFINITIONS AND A
OF THE STATE OF WASHINGTON              STATEMENT AS TO THE RIGHTS, PREFERENCES
                                              AND LIMITATIONS OF SHARES

THIS CERTIFIES THAT                                           CUSIP 45766A 10,6


IS THE RECORD HOLDER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

-------------------------------INNOVA CORPORATION------------------------------

transferable only on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate property endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

------------------------------          -------------------------------------
SECRETARY                               PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                     [SEAL]


COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY
        AUTHORIZED SIGNATURE

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        The Corporation will furnish to any shareholder upon written request and without charge a summary of the designations, relative rights, preferences, and limitations applicable to each class of stock which the Corporation is authorized to issue, and the variations in rights, preferences, and limitations of the shares of each series of each such class of stock insofar as the same may have been fixed and determined, and the authority of the Board of Directors to determine variations for future series.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common

UNIF GIFT MIN ACT -- _____________ Custodian ___________
                         (Cust)                 (Minor)
                     under Uniform Gifts to Minors
                     Act _______________________________
                                     Shares
UNIF TRF MIN ACT  -- _____________ Custodian (minor age __)
                         (Cust)
                     _____________ under Uniform Transfers
                         (Minor)
                     to Minors Act _______________________
                                           (Shares)

Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

                                  X_____________________________________________

                                  X_____________________________________________
                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                   ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By _____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANK,
STOCKBROKER, SAVINGS AND LOAN ASSOCIATION
OR CREDIT UNION) WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

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AMERICAN BANK NOTE COMPANY
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807              044118bk
(310) 989-2383
(FAX) (310) 426-7450               REV 1
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